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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JUNE 7, 2005

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                             88-0450923
(Commission File Number)                            (IRS Employer Identification
                                                                 No.)

                    5804 E. SLAUSON AVE., COMMERCE, CA 90040
              (Address of Principal Executive Offices and zip code)

                                 (323) 725-5555
              (Registrant's telephone number, including area code)


                           MARINE JET TECHNOLOGY CORP.
                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         As set forth in a Definitive Information Statement on Schedule 14C, filed by the Registrant with the Securities and Exchange Commission on May 16, 2005, and pursuant to a Certificate of Amendment to the Registrant's Articles of Incorporation (the "Amendment"), as filed with the Secretary of State of the State of Nevada on May 27, 2005, effective as of June 7, 2005, the Registrant:

         -        changed its name to Blue Holdings, Inc.,

         - caused an increase to its authorized shares of Common Stock from 45,000,000 to 75,000,000 shares, and

         -        caused a 1-for-29 reverse stock split.

         The Registrant's Board of Directors, and shareholders holding an aggregate of 98.5% of the Registrant's total combined voting power, approved the foregoing actions on May 4, 2005.

         The post-reverse-stock-split Common Stock of the Registrant began trading on the Over-The-Counter Bulletin Board under the new ticker symbol "BLHL" as of June 7, 2005.

         In connection with the reverse stock split,

         - shareholders holding less than 100 shares of Common Stock of the Registrant as of June 7, 2005 were not affected,

         - shareholders holding 2900 or fewer shares of Common Stock, but at least 100 shares of Common Stock, of the Registrant, were provided special treatment such that after the reverse stock split, those holders continue to hold 100 shares of the Registrant's Common Stock; and

         - no fractional shares resulted as all fractional shares were rounded up to the next round whole number.

         Pursuant to the provisions of the Registrant's Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Nevada on April 26, 2005, the effectiveness of the Amendment on June 7, 2005 caused a mandatory conversion of the Registrant's Series A Convertible Preferred Stock whereby the holders of such stock are entitled to receive (without further action by them) in the aggregate, taking into account the reverse stock split, 24,447,783 shares of the Registrant's Common Stock, representing approximately 95.8% of the outstanding shares of the Registrant's Common Stock as of June 7, 2005. As a result of the mandatory conversion of the Series A Convertible Preferred Stock, the Registrant no longer has any shares of Preferred Stock outstanding.


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         As of June 7, 2005,  the Common Stock  shareholders  of the  Registrant
(other than the former holders of Series A Convertible Preferred Stock), taking into account the mandatory conversion of the Series A Convertible Preferred Stock and the reverse stock split, hold approximately 973,000 shares of the Registrant's Common Stock, representing approximately 3.8% of the outstanding shares of the Registrant's Common Stock as of such date.

         Accordingly, as a result of the filing of the Amendment, the mandatory conversion of the Registrant's Series A Convertible Preferred Stock, and the 1-for-29 reverse stock split, the holders of the Registrant's Common Stock prior to June 7, 2005 collectively hold approximately 3.8% of the outstanding shares of the Registrant's Common Stock as of June 7, 2005.

         The Registrant's Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Nevada, is attached as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2005, and is incorporated herein by reference.

         On June 3, 2005, the Registrant issued a press release announcing the anticipated effectiveness of the Registrant's name change, increase in authorized shares and reverse split, and on June 6, 2005, the Registrant issued a press release announcing the new ticker symbol of the Registrant. The foregoing releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. N/A

         (b)      PRO FORMA FINANCIAL INFORMATION. N/A

         (c)      EXHIBITS.

                  99.1     Press  Release  issued by the  Registrant  on June 3,
                           2005.
                  99.2     Press  Release  issued by the  Registrant  on June 6,
                           2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE HOLDINGS, INC.


Date:  June 7, 2005                     By:    /s/ Patrick Chow
                                               ------------------------------
                                               Patrick Chow, Chief Financial
                                               Officer and Secretary


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBIT
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99.1     Press Release issued by the Registrant on June 3, 2005.

99.2     Press Release issued by the Registrant on June 6, 2005.


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